Business And Organization, Basis Of Presentation And Summary Of Significant Policies (Components Of Basic And Diluted Net Income Attributable To Parent) (Detail)
In Thousands, except Share data, unless otherwise specified
	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Net income available for KONAMI CORPORATION stockholders	$ 279,985	¥ 23,012,000	¥ 12,934,000	¥ 13,314,000
Weighted-average common shares outstanding	138,433,751	138,433,751	134,065,450	133,461,138
Common stock and common stock equivalents	138,433,751	138,433,751	134,065,450	133,461,138
Net income attributable to KONAMI CORPORATION stockholders per common share, Basic	$ 2.02	¥ 166.23	¥ 96.48	¥ 99.76
Net income attributable to KONAMI CORPORATION stockholders per common share, Diluted	$ 2.02	¥ 166.23	¥ 96.48	¥ 99.76